UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 16, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

Apartment Investment and Management Company (“Aimco”) announces that, on November 16, 2004, in advance of the National Association of Real Estate Investment Trust (“NAREIT”) convention in Los Angeles, California, Aimco will hold a property tour of certain of its properties in the area. The property tour presentation materials will be available on Aimco’s Website at the link: www.aimco.com/about/IIdefault.asp and are furnished herewith. The information contained on Aimco’s website is not incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Property Tour Materials, dated November 16, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: November 16, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Paul J. McAuliffe
Paul J. McAuliffe
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Property Tour Materials, dated November 16, 2004